Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated December 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  December 1997

The net asset value for the Smith Barney Diversified Futures Fund L.P. II was $1,123.76, up $58.79 or 5.5% for the month of December.

In the currency markets, substantial profits were generated in the Japanese Yen and Australian Dollar, as they continued to decline against most major currencies. Additional gains were also realized from positions in the Deutsche Mark. Profits were earned by the Fund's positions in the Japanese Government Bond and U.S. interest rate contracts as global interest rates continued to decline.

In the base and precious metal markets, the Fund's advisors experienced gains from positions in gold, as it declined about 3%. In like manner, positions in silver enhanced the overall monthly performance as the metal rose over 13% due to increased global demand.

In the energy markets, advisors experienced substantial gains from positions in crude oil as energy prices moved lower amid concerns of increased OPEC production quotas and the reduced tensions in the Middle East. Unseasonably warm temperatures in Europe and the U.S. also kept pressure on prices.

We appreciate your continued investment in the Fund and look forward to serving your managed futures investment needs in 1998. For more information on this Fund or information about other Smith Barney managed futures programs, please contact your Smith Barney Financial Consultant.

Important Notes From the General Partner

Smith Barney Holdings Inc., the parent company of Smith Barney Futures Management Inc. ("SBFMI") has merged with Salomon Brothers Holding Inc. The parent company of SBFMI is now called Salomon Smith Barney Holdings Inc.


The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period December 1,
                            Through December 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized gains from trading                       $   6,704,724           6.14%
Change in unrealized gains/losses
from trading                                           (167,237)         (0.15)
                                                  -------------       ---------

                                                      6,537,487           5.99

Less, Brokerage commissions
and clearing fees ($12,936)                             654,228           0.60
                                                  -------------       ---------


Net realized and unrealized gains                     5,883,259           5.39
Interest Income                                         383,130           0.35
                                                  -------------       ---------

                                                      6,266,389           5.74
                                                  -------------       ---------

Less, Expenses:
Management fees                                         263,105           0.24
Incentive fees                                           18,146           0.02
Other expenses                                           94,148           0.08
                                                  -------------       ---------

                                                        375,399           0.34
                                                  -------------       ---------

Net Income                                            5,890,990           5.40%
                                                                      =========

Additions (4,502.4743 L.P. units at
November 30, 1997 net asset value
per unit of $1,064.97)                                4,795,000

Additions (40.3767 G.P. units at
November 30, 1997 net asset value
per unit of $1,064.97)                                   43,000

Redemptions (925.8194 units at
December 31, 1997 net asset value
per unit of $1,123.76)                               (1,040,399)
                                                  -------------

Increase in net assets                                9,688,591

Net Assets, November 30, 1997                       101,891,101

                                                  =============
Net Assets, December 31, 1997                     $ 111,579,692
                                                  =============


Net asset value per unit                          $    1,123.76
                                                  =============
($111,579,692/99,291.7699 units)





To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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